© 2015 Knoll Inc. Knoll, Inc. Third Quarter 2016 Investor Presentation ANDREW COGAN, CEO CRAIG SPRAY, SVP & CFO August 15, 2016

2© 2016 Knoll Inc. Forward-Looking Statements/Non-GAAP Measures This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding Knoll, Inc.’s expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as "anticipate," "if," "believe," "plan," "goals," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements. This includes, without limitation, our statements and expectations regarding any current or future recovery in our industry, our publicly announced plans for increased capital and investment spending to achieve our long-term revenue and profitability growth goals, our expectations with respect to our diversification strategy, our future performance in relation to our industry (BIFMA), and our expectations with respect to leverage. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the expectations of Knoll management. Knoll does not undertake a duty to update such forward- looking statements. Factors that may cause actual results to differ materially from those in the forward-looking statements include corporate spending and service-sector employment, price competition, acceptance of Knoll’s new products, the pricing and availability of raw materials and components, foreign exchange rates, transportation costs, demand for high quality, well designed furniture solutions, changes in the competitive marketplace, changes in trends in the market for furniture and coverings, the financial strength and stability of our suppliers, customers and dealers, access to capital, our success in designing and implementing our new enterprise resource planning system, our ability to successfully integrate acquired businesses, and other risks identified in Knoll’s Annual Report on Form 10-K and other filings with the Securities and Exchange Commission, as well as other cautionary statements that are made from time-to-time in Knoll’s public communications. Many of these factors are outside of Knoll’s control. This presentation also includes certain non-GAAP financial measures. A “non-GAAP financial measure” is a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with U.S. generally accepted accounting principles (“GAAP”). We present Non-GAAP measures because we consider them to be important supplemental measures of our performance and believe them to be useful to display ongoing results from operations distinct from items that are infrequent or not indicative of our operating performance. We have provided reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure in the presentation below. These non-GAAP measures are not indicators of our financial performance under GAAP and should not be considered as an alternative to the applicable GAAP measure. These non-GAAP measures have limitations as analytical tools, and you should not consider them in isolation or as a substitute for analysis of our results as reported under GAAP. Our presentation of these non-GAAP measures should not be construed as an inference that our future results will be unaffected by unusual or infrequent items.

3© 2016 Knoll Inc. Knoll is a constellation of design-driven brands and people, working together with our clients to create inspired modern interiors. Knoll is: Knoll Office KnollStudio KnollTextiles KnollExtra Spinneybeck | FilzFelt Edelman Leather HOLLY HUNT

4© 2016 Knoll Inc. For over 75 years, Knoll has stood for modern design. 60s 60s 90s 90s60s 00s 00s 10s10s 10s Design, leadership, quality and innovation in both the contract and residential markets

Knoll businesses are a continuum of adjacencies, rooted in high design and sold "to the trade"



Luxury
Performance
Mass
Commercial
Residential
KnollLuxe
HOLLY HUNT
Edelman
KnollStudio
Spinneybeck
FilzFelt
KnollTextiles
Knoll Office
KnollExtra

- Favorable Demographics
- High Margin Opportunities
- Fragmented Competitors

- Changing Work Style
- Global Requirements
- Cyclical Rebound
- Competitive Intensity

North American Workplace BIFMA
2015 $10.2bn

US Production, Most Recent Full Year Source: BIFMA

Global Luxury Furnishings & Coverings
High End $3.7bn, Relevant Market $37.6bn

2013 Knoll Estimate

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6© 2016 Knoll Inc. Maximize office segment profitability and growth Target underpenetrated and emerging categories and markets for growth Expand reach into consumer and decorator channels around the world Build a responsive and efficient customer centric service and technology culture and infrastructure across our businesses Four strategic imperatives drive our growth.

7© 2016 Knoll Inc. $280 $372 $413 $438 32.5% 35.4% 37.4% 38.2% 2013 2014 2015 TTM 16 $0.68 $1.09 $1.52 $1.61 2013 2014 2015 TTM 16 $55 $86 $114 $128 6.4% 8.2% 10.3% 11.2% 2013 2014 2015 TTM 16 $862 $1,050 $1,104 $1,149 2013 2014 2015 TTM 16 Our strategy has generated significant growth in sales, margins and profits. Adjusted Gross Profit ($ Millions) and % Adjusted Operating Profit ($ Millions) and % Adjusted Earnings Per Share - Diluted Sales Growth YoY – ($ Millions) +33% +56% +132% +137% a/ a/ a/a/ a/ Represents the trailing twelve months as of June 30, 2016. Note: Adjusted Gross Profit, Adjusted Operating Profit, and Adjusted EPS are non-GAAP financial measures. For a reconciliation of Adjusted Gross Profit, Adjusted Operating Profit, and Adjusted EPS to GAAP Gross Profit, Operating Profit, and EPS, see pages 19 - 20.

8© 2016 Knoll Inc. $80 $114 $143 $159 2013 2014 2015 TTM 16 2.23 2.4 1.67 1.40 2013 2014 2015 TTM 16 Strong increases in Adjusted EBITDA and concurrent decreases in leverage. Bank Net Leverage Ratio Adjusted EBITDA ($ Millions) +98% +37% a/ a/ Note: Bank Net Leverage Ratio is calculated by dividing (i) outstanding debt plus letters of credit and guarantee obligations, minus excess cash over $15.0 million by (ii) EBITDA (as defined in our revolving credit facility) for the LTM. For details of the adjusted EBITDA and the net leverage ratio calculation, see page 20. a/ Represents the trailing twelve months as of June 30, 2016.

9© 2016 Knoll Inc. $101 $101 $115 $108 $114 37.7% 38.4% 37.7% 37.9% 38.7% Q2/15 Q3/15 Q4/15 Q1/16 Q2/16 $0.36 $0.38 $0.43 $0.36 $0.44 Q2/15 Q3/15 Q4/15 Q1/16 Q2/16 $28 $29 $34 $32 $34 10.5% 11.1% 11.1% 11.2% 11.4% Q2/15 Q3/15 Q4/15 Q1/16 Q2/16 $269 $264 $306 $285 $295 Q2/15 Q3/15 Q4/15 Q1/16 Q2/16 +1.0% (1.8%) 6.7 +6.8% +9. We had a strong 2nd quarter as sales, operating profits, margins and EPS continued to grow. Adjusted Gross Profit ($ Millions) and % Adjusted Operating Profit ($ Millions) and % Adjusted Earnings Per Share - Diluted Sales Growth YoY – ($ Millions) +13%+10% +18% +22% Note: Adjusted Gross Profit, Adjusted Operating Profit, and Adjusted EPS are non-GAAP financial measures. For a reconciliation of Adjusted Gross Profit, Adjusted Operating Profit, and Adjusted EPS to GAAP Gross Profit, Operating Profit, and EPS, see pages 21 - 22.

10© 2016 Knoll Inc. $9 $12 $7 $14 $14 $6 Q2/15 Q2/16 Office Q2/15 Q2/16 Studio Q2/15 Q2/16 Coverings $161 $78 $30 $179 $89 $27 Q2/15 Q2/16 Office 5 Q2/16 Studio / 5 Q2/16 Coverings In Q2 2016, Office operating margins grew significantly while Studio growth picked up. Net Sales (millions) Operating Profit (millions) + Complementary Product Sales + System Product Sales + Europe + Studio North America + Holly Hunt + Spinneybeck - Edelman - Textiles + Volume + Operating Efficiencies - Net Price + Volume + Foreign exchange - Net price + Net Price + Operating Efficiencies - Volume +11.4% +13.9% (10.4)% +49.4% OP 7.6% OP 15.9% OP 21.7% +190 bps +40 bps (200) bps +16.5% (17.9)%

11© 2016 Knoll Inc. Still approximately 40% of our sales and 60% of our profits come from outside an improving Office segment. Net Sales Operating Profit Q2/15 Q2/16 Q2/15 Q2/16 32% 43% 25% 60%29% 11% 61%30% 9% 41% 42% 17% 61% 30% Office Studio Coverings

12© 2016 Knoll Inc. Source: Conference Board / Bloomberg, BB&T Capital Markets Any reading above 50 indicates more positive than negative responses Source: BLS Source: Reis Inc. Vacancies continue to decline Office Vacancy Rates Continued but slowing jobs growth Change in Private Sector Payrolls Sustained service sector growth Service Sector Employment (‘000s) Source: BLS, BB&T Capital Markets Completions and absorption projections solid Office Completions & Absorption (M sf) -1000 -800 -600 -400 -200 0 200 400 600 Source: CBRE, BB&T Capital Markets 10% 11% 12% 13% 14% 15% 16% 17% 18% Industry conditions are supportive of low single digit BIFMA growth CEO confidence returned to positive territory CEO Confidence Completions Absorption Architectural billings trending positive ABI Billing Index Source: American Institute of Architects 40 50 60 0 10 20 30 40 50 60 70 80 6,000 8,000 10,000 12,000 14,000 16,000 18,000 20,000 -80 -40 0 40 80

13© 2016 Knoll Inc. Translating strategy into action: Maximize Knoll Office segment profitability. Sales Force Productivity ONEKnoll ERP Implementation Supply Chain Transformation & Modernization + Global account focus + Strategic sales coverage + Visualization tools and technology + Front to back end integrated IT platform + Integrated data management + Centralized planning & scheduling + Dealer/client self service + Strategic sourcing + Wood processing optimization + Metal and panel optimization + Transitioning to a Lean manufacturing environment + Improved productivity and customer experience + Material cost savings + Reduced labor costs + Footprint efficiency

14© 2016 Knoll Inc. The acquisition of Holly Hunt has accelerated our multi-channel residential strategy and is highly accretive. Strategic Alignment + Scale › A major platform for the residential “to-the-trade” market › Significant size › Margin enhancing Culturally Parallel, with Minimal Risk › A close fit with Knoll › Diversified sales base › Knoll specialty expertise Potential for Growth › Scalable distribution model › Potential for industry consolidation › Significant market penetration opportunities HOLLY HUNT, Chicago HOLLY HUNT, Miami

15© 2016 Knoll Inc. $17.1 $21.4 $5 $15 $25 $35 2.22 1.40 0.0 1.0 2.0 3.0 $274 $210 $- $50 $100 $150 $200 $250 $300 $350 30% 11% 3%9% 42% 5% Technology Showrooms Europe Product Development Site Capacity All other We have the financial resources to deliver on these strategic initiatives. + We have a $480M credit facility that runs into May 2019 + Bank Net Leverage Ratio Q2 16 at 1.40:1 We estimate 2016 capital expenditures will be in the $35-$40 million dollar range as we continue to incur costs associated with our previously announced strategic initiative programs and technology infrastructure upgrades. 2015 capital expenditures totaled $31.9 million. + Positive free cash flow (1) Excludes outstanding letters of credit and guarantee obligations. (2) Bank Net Leverage Ratio is calculated by dividing (i) outstanding debt minus excess cash over $15.0 million by (ii) EBITDA (as defined in our credit facility) for the LTM, see page 22. (3) Free Cash Flow is defined as net income, plus depreciation and amortization and non-cash stock compensation, less capital expenditures. For details of free cash flow calculation, see page 22. Planned 2016 Capital Expenditures and Allocation of these Capital Expenditures Bank Debt ($ in millions)(1) Bank Net Leverage Ratio(2) Bank Free Cash Flow ($ in millions)(3)

16© 2016 Knoll Inc. $4.7 $5.6 $9.0 $8.7 $20.5 $22.5 $22.7 $24.4 2012 2013 2014 2015 Cash returned to Shareholders 2012–2015 accelerated with a 25% increase in dividends in Q4 2015. ($ mil li o ns) Dividends Shares Repurchases $25.2 $28.2 $31.7 $33.1

17© 2016 Knoll Inc. For more information visit www.knoll.com

18© 2016 Knoll Inc. Thank You

19© 2016 Knoll Inc. 2013 2014 2015 TTM 2016 Operating Profit ($mm) 41.4$ 76.8$ 101.0$ 115.8$ Add back (deduct): Intangible asset impairment charge 8.9 - 10.7 10.7 Pension settlement and OPEB curtailment - 6.5 - - Restructuring charges 5.1 1.5 0.9 0.9 Seating product discontinuation - - 0.9 0.9 Acquisition expenses - 0.7 - - Remeasurement of FilzFelt Earn-out liability - 0.5 - - Adjusted Operating Profit 55.4$ 86.0$ 113.5$ 128.3$ Net Sales ($mm) 862.3$ 1,050.3$ 1,104.4$ 1,148.6$ Adjusted Operating Profit % 6.4% 8.2% 10.3% 11.2% Years Ended December 31, 2013 2014 2015 TTM 2016 Knoll Inc. Gross Profit 280.3$ 371.7$ 412.1$ 438.3$ Add back: Seating product disco inuation charge - - 0.9 - Adjusted Gross Profit 280.3$ 371.7$ 413.0$ 438.3$ Net Sales 862.3$ 1,050.3$ 1,104.4$ 1,148.6$ Adjusted Gross Profit % 32.5% 35.4% 37.4% 38.2% ($ in millions) Years Ended December 31, Reconciliation of Non-GAAP Results a/ a/ a/ Represents the trailing twelve months as of June 30, 2016.

Reconciliation of Non-GAAP Results

	Years Ended December 31,			
	2013	2014	2015	TTM 2016 b/
Earnings per Share - Diluted	$ 0.49	$ 0.97	$ 1.36	$ 1.45
Add back (deduct):				
Intangible asset impairment charge	0.12	-	0.13	0.13
Pension settlement and OPEB curtailment	-	0.08	-	-
Restructuring charges	0.07	0.02	0.01	0.02
Seating product discontinuation charge	-	-	0.01	0.01
Acquisition expenses	-	0.01	-	-
Adjusted Earnings per Share - Diluted	$ 0.68	$ 1.09 a/	$ 1.52 a/	$ 1.61

a/ Results do not sum due to rounding

	12/31/13	12/31/14	12/31/15	TTM 2016 b/
Debt Levels (1)	$ 178.8	$ 275.5	$ 238.7	$ 221.7
LTM Net Earnings ($mm)	$ 23.2	$ 46.6	$ 66.0	$ 69.3
LTM Adjustments				
Interest	5.3	6.7	6.1	6.2
Taxes	15.7	29.2	37.5	39.3
Depreciation and Amortization	16.3	20.0	21.3	21.3
Non-cash Items and Other (2)	19.7	11.9	12.5	22.4
LTM Adjusted EBITDA	$ 80.2	$ 114.4	$ 143.4	$ 158.5
Bank Leverage Calculation (3)	2.23	2.41	1.67	1.40

(1) - Outstanding debt levels include outstanding letters of credit and guarantee obligations. Excess cash over $15.0 million reduces outstanding debt per the terms of our credit facility, a copy of which was filed with the Securities and Exchange Commission on May 21, 2014.

(2) - Non-cash and Other items include, but are not limited to, an intangible asset impairment charge, a pension settlement and other postretirement benefit curtailment, stock-based compensation expenses, unrealized gains and losses on foreign exchange, and restructuring charges.

(3) - Debt divided by LTM Adjusted EBITDA, as calculated in accordance with our credit facility.

b/ Represents the trailing twelve months as of June 30, 2016.

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21© 2016 Knoll Inc. Q2 15 Q3 15 Q4 15 Q1 16 Q2 16 Gross Profit ($mm) 101.2$ 101.2$ 114.4$ 107.7$ 114.1$ Add back (deduct): Seating product discontinuation charge - - 0.9 - - Adjusted Gross Profit 101.2$ 101.2$ 115.3$ 107.7$ 114.1$ Net Sales ($mm) 268.6$ 263.6$ 305.7$ 284.6$ 294.7$ Adjusted Operating Profit % 37.7% 38.4% 37.7% 37.9% 38.7% Q2 15 Q3 15 Q4 15 Q1 16 Q2 16 Operating Profit ($mm) 28.3$ 28.7$ 21.8$ 31.8$ 33.5$ Add back (deduct): Intangible asset impairment charge - - 10.7 - - Seating product discontinuation charge - - 0.9 - - Restructuring charges - 0.4 0.5 - - Adjusted Operating Profit 28.3$ 29.1$ 33.9$ 31.8$ 33.5$ Net Sales ($mm) 268.6$ 263.6$ 305.7$ 284.6$ 294.7$ Adjusted Operating Profit % 10.5% 11.1% 11.1% 11.2% 11.4% Reconciliation of Non-GAAP Results

Reconciliation of Non-GAAP Results

Reconciliation of Earnings per Share to Adjusted Earnings per Share

	Q2 15	Q3 15	Q4 15	Q1 16	Q2 16
Earnings per Share - Diluted	$ 0.36	$ 0.37	$ 0.28	$ 0.36	$ 0.44
Add back (deduct):					
Intangible asset impairment charge	-	-	0.13	-	-
Seating product discontinuation charge	-	-	0.01	-	-
Restructuring	-	0.01	0.01	-	-
Adj. Earnings per Share - Diluted	$ 0.36	$ 0.38	$ 0.43	$ 0.36	$ 0.44

Bank Leverage Calculation

	Q2 2015	Q2 2016
Debt Levels (1)	$ 290.7	$ 221.7
LTM Net Earnings ($mm)	$ 62.6	$ 69.3
LTM Adjustments		
Interest	6.8	6.2
Taxes	37.2	39.3
Depreciation and Amortization	21.1	21.3
Non-cash Items and Other (2)	3.3	22.4
LTM Adjusted EBITDA	$ 131.0	$ 158.5
Bank Leverage Calculation (3)	2.22	1.40

Bank Free Cash Flow

	Q2 2015	Q2 2016
	(in thousands)	
Net earnings	$ 17,222	$ 21,304
Add:		
Depreciation	4,473	4,698
Amortization	989	988
Stock compensation	2,189	2,453
Less:		
Capital expenditures	(7,806)	(8,040)
Free Cash Flow	$ 17,067	$ 21,403

(1) - Outstanding debt levels include outstanding letters of credit and guarantee obligations. Excess cash over $15.0 million reduces outstanding debt per the terms of our credit facility, a copy of which was filed with the Securities and Exchange Commission on May 21, 2014.

(2) - Non-cash and Other items include, but are not limited to, an intangible asset impairment charge, a pension settlement and other postretirement benefit curtailment, stock-based compensation expenses, unrealized gains and losses on foreign exchange, and restructuring charges.

(3) - Debt divided by LTM Adjusted EBITDA, as calculated in accordance with our credit facility.

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23© 2016 Knoll Inc.